UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 25, 2002
Date of Report
(Date of earliest event reported)

_________________________

ESTERLINE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06357 (Commission File No.)	13-2595091 (I.R.S. Employer Identification No.)

10800 NE 8th Street, Bellevue, Washington 98004
(Address of principal executive offices, including Zip Code)

425/453-9400
(Registrant's telephone number, including area code)


Item 5.     Other Events

      As previously reported in a Current Report on Form 8-K dated July 25, 2002 filed by Esterline Technologies Corporation, a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission, on July 25, 2002 the Board of Directors of the Registrant determined to discontinue the operations of the Registrant's Automation segment.

      Set forth below are selected financial data for fiscal years 2000 and 2001, and the quarterly financial data for fiscal 2001 and the first three quarters of fiscal 2002, which reflect the impact of accounting for the discontinuance of operations of the Automation segment in a manner consistent with generally applied accounting principles. All affected prior year and quarterly amounts have been adjusted accordingly.


Selected Financial Data*
In thousands, except per share amounts

for fiscal years	2001	2000

Operating Results
Net sales
Cost of sales
Selling, general
    and administrative
Research, development
    and engineering
Gain on sale of business
Insurance settlement
Gain on derivative
    financial instruments
Interest income
Interest expense
Income tax expense
Income from continuing operations
Income (loss) from discontinued
    operations, net of tax
Cumulative effect of change
    in accounting principle (loss)

	$ 430,923 266,519 84,166 14,232 - (4,631) (786) (3,307) 7,663 24,428 42,639 (9,780) (403)	$ 372,551 229,413 82,071 12,431 (2,591) - - (2,205) 8,124 15,764 29,544 3,043 -
Net earnings per share - diluted: Continuing operations Discontinued operations Cumulative effect of change in accounting principle	$ 2.13 (.49) (.02)	$ 1.68 ..17 -
*

DISCLAIMER: This historical financial data is provided as a convenience and is for informational purposes only. It is not subject to update. More detailed information is provided in our annual report on Form 10-K for the fiscal year ended October 26, 2001, quarterly reports on Form 10-Q for the quarters ended January 25, 2002, April 26, 2002 and July 26, 2002, and current reports on Form 8-K dated April 29, 2002, July 12, 2002, July 25, 2002 and August 29, 2002 filed with the Securities and Exchange Commission, which are accessible through the SEC's website at http://www.sec.gov.


Quarterly Financial Data*
In thousands, except per share amounts

Fiscal year 2001	Fourth	Third	Second	First

Operating Results
Net sales
Cost of sales
Selling, general
    and administrative
Research, development
    and engineering
Insurance settlement
Loss (gain) on derivative
    financial instruments
Interest income
Interest expense
Income tax expense
Income from continuing operations
Loss from discontinued
    operations, net of tax
Cumulative effect of change
    in accounting principle (loss)

	$ 113,360 69,649 22,836 3,733 - (228) (810) 1,843 5,726 10,611 (3,227) -	$ 111,915 68,669 20,341 4,030 (1,651) 92 (985) 1,925 7,210 12,284 (3,055) -	$ 110,316 68,213 20,536 3,727 (2,980) 137 (1,046) 1,935 7,298 12,496 (2,919) -	$ 95,332 59,988 20,453 2,742 - (787) (466) 1,960 4,194 7,248 (579) (403)
Net earnings per share - diluted[1]: Continuing operations Discontinued operations Cumulative effect of change in accounting principle	$ .50 (.15) -	$ .58 (.14) -	$ .62 (.14) -	$ .40 (.03) (.02)
*

DISCLAIMER: This historical financial data is provided as a convenience and is for informational purposes only. It is not subject to update. Quarterly information is not necessarily indicative of results for the full fiscal year. More detailed information is provided in our annual report on Form 10-K for the fiscal year ended October 26, 2001, quarterly reports on Form 10-Q for the quarters ended January 25, 2002, April 26, 2002 and July 26, 2002, and current reports on Form 8-K dated April 29, 2002, July 12, 2002, July 25, 2002 and August 29, 2002 filed with the Securities and Exchange Commission, which are accessible through the SEC's website at http://www.sec.gov. Certain prior year quarter amounts reported in Registrant's Form 10-Q for the quarter ended July 26, 2002 have been reclassified to conform with current presentation.

[1]

The sum of quarterly per share amounts may not equal per share amounts reported for year-to-date periods. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.


Quarterly Financial Data*
In thousands, except per share amounts

Fiscal year 2002	Third	Second	First

Operating Results
Net sales
Cost of sales
Selling, general
    and administrative
Research, development
    and engineering
Loss on derivative
    financial instruments
Interest income
Interest expense
Income tax expense
Income from continuing operations
Loss from discontinued
    operations, net of tax
Cumulative effect of change
    in accounting principle (loss)

	$ 112,423 76,070 19,849 4,440 - (245) 1,806 3,577 6,926 (17,529) -	$ 100,681 68,367 17,384 3,238 - (514) 1,811 3,180 7,215 (2,292) -	$ 96,818 64,351 18,317 3,042 1 (609) 1,789 3,289 6,638 (2,293) (7,574)
Net earnings per share - diluted[1]: Continuing operations Discontinued operations Cumulative effect of change in accounting principle	$ .33 (.84) -	$ .34 (.11) -	$ .32 (.11) (.37)
*

DISCLAIMER: This historical financial data is provided as a convenience and is for informational purposes only. It is not subject to update. Quarterly information is not necessarily indicative of results for the full fiscal year. More detailed information is provided in our annual report on Form 10-K for the fiscal year ended October 26, 2001, quarterly reports on Form 10-Q for the quarters ended January 25, 2002, April 26, 2002, and July 26, 2002, and current reports on Form 8-K dated April 29, 2002, July 12, 2002, July 25, 2002 and August 29, 2002 filed with the Securities and Exchange Commission, which are accessible through the SEC's website at http://sec.gov.

[1]

The sum of quarterly per share amounts may not equal per share amounts reported for year-to-date periods. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION (Registrant)
Dated: September 26, 2002	By: /s/ Robert D. George Robert D. George Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)
